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                           [ELLIS FOSTER LETTERHEAD]

                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to use in the Registration Statement on Form 20F of our report dated February 12, 1996 relating to the balance sheets of Minco Mining & Metals Corporation as at December 31, 1995, 1994, 1993 and 1992 and the statements of operations and deficit and changes in financial position for the years then ended.

Vancouver, Canada                                   /s/ Ellis Foster
November 12,1997                                  Chartered Accountants